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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2008

                                 DRI Corporation
               (Exact Name of Registrant as Specified in Charter)

        North Carolina                   000-28539               56-1362926
 (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

         13760 Noel Road, Suite 830                              75240
                Dallas, Texas                                 (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 378-8992

                          5949 Sherry Lane, Suite 1050
                              Dallas, Texas 75225
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Information.

      On April 28, 2008, DRI Corporation retired its $500,000 note payable to Laurus Master Fund, Ltd. ("Laurus"), which was due on April 30, 2008, using funds drawn from its $6 million revolving credit facility with Laurus.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.



                                          DRI CORPORATION


      Date:  April 30, 2008           By:  /s/ STEPHEN P. SLAY
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                                           Stephen P. Slay
                                           Vice President, Chief Financial
                                           Officer, Secretary, and Treasurer